Exhibit 10.66

    Amendment of December 1997 to the Research and License Agreement between

                   ImClone Systems Incorporated and Merck KGaA

      WHEREAS ImClone Systems (hereinafter "ImClone") and Merck KGaA (hereinafter "Merck" ) are parties to a Research and License Agreement (hereinafter the "Agreement") effective April 1, 1990 which has been previously amended on September 1, 1993, November 2, 1993, and on May 14, 1996; and

      WHEREAS the parties intend to further modify the Agreement to represent the current intent of the parties with respect to the marketing of BEC2 in North America, it being the intent of the parties that ImClone and Merck shall co-market BEC2 in North America in accordance with the "Terms of Co-Marketing of BEC2 by Merck and ImClone in North America" to be negotiated in good faith by the parties hereafter and appended as Exhibit B to this Amendment; and

      WHEREAS the parties have also on this day entered into a Preferred Stock Purchase Agreement for the purchase by Merck of ImClone convertible preferred stock; and

      THE PARTIES HEREBY MODIFY and amend the Agreement in the following respects (hereinafter the "Amendment"):

1. Section 2.1 shall be modified to read in its entirety as follows:

      "2.1 ImClone hereby grants to Merck an exclusive license, with the right to sublicense, in the Field under Licensed Patents and/or Licensed Technology to make, have made, use, sell, or have sold Licensed Products which incorporate BEC2 and gp75 worldwide outside North America; and ImClone grants to Merck a Sole License restricted in accordance with Exhibit B and the other terms of this Amendment, without the right to sublicense, to use, sell or have sold, but not to make, Licensed Products which incorporate BEC2 in North America in conjunction with ImClone."


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2. Section 2.2 shall be modified to read in its entirety as follows:

      "2.2 Merck hereby grants to ImClone a Sole License, without the right to sublicense, to all rights which it may have to Licensed Technology to make, have made, use, sell or have sold Licensed Products which incorporate BEC2 in North America in conjunction with Merck in accordance with Exhibit B and the other terms of this Amendment; and Merck grants to ImClone an exclusive license, with the right to sublicense, to all rights which it may have to Licensed Technology to make, have made, use, sell or have sold Licensed Products which incorporate gp75 in North America."

3. Section 2.3 shall be modified to read in its entirety as follows:

      "2.3 If, during the term of the Agreement, ImClone intends to grant a license, exclusive or otherwise (or right to distribute) in the Field, under Licensed Patent(s) and/or Licensed Technology, to make, use or sell Licensed Product(s) which incorporate gp75 in North America, it shall so notify Merck in writing and afford Merck the opportunity to negotiate terms for such a license. Should the parties not enter into such a license in writing within ninety (90) days of such written notification to Merck, the offer shall be deemed formally withdrawn."

4. Section 2.5 (b) shall be modified to read in its entirety as follows:

      "2.5(b) ImClone hereby grants to Merck an exclusive license, with the right to sublicense, in the Field to such rights as ImClone may hold to Improvements to make, have made, use, sell, or have sold Licensed Products which incorporate Improvements to BEC2 and gp75 worldwide outside North America; and ImClone grants to Merck a Sole License restricted in accordance with Exhibit B and the other terms of this Amendment, without the right to sublicense, to such rights as ImClone may hold to Improvements to use, sell or have sold, but not to make, Licensed


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      Products which incorporate Improvements to BEC2 in North America in conjunction with ImClone."

5. Section 2.5 (c) shall be modified to read in its entirety as follows:

      "2.5(c) If ImClone grants Merck a license to Licensed Products which incorporate gp75 (or right to distribute) under Section 2.3 above, then ImClone shall grant Merck the same kind of license, (or right to distribute) in the Field to such rights as ImClone may hold to Improvements to make, use or sell Licensed Products which incorporate Improvements to gp75 in North America."

6. Section 2.5 (d) shall be modified so that the first sentence shall read in its entirety as follows (the remainder of the section shall remain unchanged):

      "2.5(d) Merck hereby grants to ImClone a Sole License, without the right to sublicense, to such rights as Merck may hold to Improvements, to make, use, sell or have sold Licensed Products which incorporate Improvements to BEC2 in North America in conjunction with Merck in accordance with Exhibit B and the other terms of this Amendment; and Merck grants to ImClone an exclusive license, with the right to sublicense, to such rights as Merck may hold to Improvements, to make, have made, use, sell or have sold Licensed Products which incorporate Improvements to gp75 in North America."

7. Section 3.4 shall be modified to read in its entirety as follows:

      "3.4 The Research and Development Protocol includes the plans for the conduct and management of clinical trials, development and manufacturing, further research, and for the filing for appropriate regulatory approvals for the sale of the Licensed Products. All of such clinical trials and regulatory submissions shall be the responsibility of Merck worldwide outside North America. It is the intention of the parties, as further set forth in the Research and Development Protocol, to conduct a multi-site multi-national pivotal clinical trial to obtain approval for the indication of the treatment of limited disease small cell lung carcinoma for the


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      BEC2. Costs, including out-of-pocket costs of ImClone (but not including cost of establishment of a manufacturing facility), as contemplated in the Research and Development Protocol, for manufacturing of materials for clinical trials, conduct of clinical trials, and regulatory submissions (other than drug approval fees which are the responsibility of Merck or ImClone in their respective territories) in connection with the development of the Licensed Products which incorporate BEC2 worldwide shall be paid by Merck. Notwithstanding the previous sentence, Merck's sole responsibility to bear the expense of the conduct of such clinical trials shall be capped at 17 million DM. To the extent that the expenses of the conduct of such clinical trials exceed 17 million DM, such expenses shall be shared, 60% for Merck and 40% for ImClone. The expense of the conduct of additional clinical trials for other indications shall be subject to separate budgets to be negotiated by the parties. It is the intent of the parties that ImClone be the party responsible for establishment of the manufacturing site for the active agent, at ImClone's expense. It is also intended that ImClone be responsible for providing supply of the active agent worldwide, at the expense of Merck. However, costs of goods in North America, which shall include ImClone's costs plus a negotiated provision for overhead, shall be paid out of gross sales of the Licensed Product in North America, in accordance with the terms of the Co-Marketing Agreement, Exhibit B."

8. Section 4.3 shall be modified to read in its entirety as follows:

      "4.3 In addition, Merck shall pay ImClone the following non-refundable milestone payments:

      a. $500,000 upon the achievement of a pilot-scale (based on the Research and Development Protocol) fermentation in the manufacture of BEC 2 yielding at least 7.5 grams of material meeting the specifications of the Research and Development Protocol (paid);

      b. $1,000,000 upon successful manufacture of bulk cGMP BEC 2 material meeting the specifications of the Research and Development Protocol
      (paid);


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      c.     ***               ***;

      d.     $500,000 upon signing of this Amendment;

      e.     ***               ***;

      f.     ***               ***;

      g.     ***               ***;

      h.     ***               ***';

      i.     ***               ***;

      j.     ***               ***;

      k.     ***               ***;

      l.     ***               ***;

      m.     ***               ***;

      n.     ***               ***;

      o.     ***               ***;

      p. In the case that Merck enters into a distribution or sublicensing arrangement for the marketing of BEC2 in Japan and receives consideration in such transaction


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      other than royalties or payments related to sales (e.g. license fees, payments in lieu of royalties), *** of such payments shall be paid over to ImClone at the time or times that Merck receives such consideration, not to exceed *** ."

9. Section 4.4 shall be modified to read in its entirety as follows:

      "4.4(a) On Net Sales of Licensed Products in Europe, Australia or New Zealand by Merck, its Affiliates, distributors or sublicensees, Merck shall pay ImClone *** ."

      "4.4(b) On Net Sales of Licensed Products outside Europe, Australia and New Zealand, excluding North America, by Merck, its Affiliates, distributors or sublicensees, Merck shall pay ImClone *** ."

      "4.4(c) Gross Sales of Licensed Products which incorporate BEC2 in North America shall be distributed in accordance with the terms of Exhibit B appended hereto entitled "Terms of Co-Marketing of BEC2 by Merck and ImClone in North America" to be negotiated in good faith by the parties hereafter and to be appended hereto as Exhibit B. Exhibit B shall establish the terms of a co-marketing of BEC2 in North America by Merck and is intended to include among other things the following:

      o Establishment of a committee of the parties to plan and monitor the marketing of BEC2 in North America, which is anticipated to involve sales by separate but coordinated sales forces of ImClone and Merck and coordinated distribution of final product, with ImClone responsible for manufacture of the active agent, and costs for manufacture to be paid from gross sales in North America.


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      o  Defining the components of Gross Margin against which costs reimbursable to the parties and shares payable to the parties shall be determined (Gross Margin generally to be Net Sales less cost of goods, cost of distribution and other third party payments, including royalties); and

      o A division of Gross Margin such that each party will receive a guaranteed share of *** of Gross Margin, and the remaining *** of Gross Margin shall be divided between the parties in accordance with the respective level of sales and marketing expense contributed by the parties."

     IN WITNESS WHEREOF, Amendment to the Agreement has been executed this _______ day of December, 1997.

ImClone Systems Incorporated                Merck KGaA

By:      /s/ Samuel D. Waksal               By:      /s/ E. R. Roberts
         ---------------------------                 --------------------------
Name:    Samuel D. Waksal                   Name:    E. R. Roberts

Title:   President & CEO                    Title:   Managing Partner

Date:    December 3, 1997                   Date:    December 3, 1998



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